UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 3, 2011

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana State or Other Jurisdiction of Incorporation or Organization	0-12422 Commission File No.	35-1562245 I.R.S. Employer Identification Number

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-6734

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 3, 2011 (the “Separation Date”), Jeffrey C. Smith resigned from his position as Chief Operating Officer of MainSource Financial Group, Inc. (the “Company”), and from his positions with MainSource Bank and each other affiliate of the Company.  As of the Separation Date, the Company is aware of no disagreements between Mr. Smith and the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 7, 2011	MAINSOURCE FINANCIAL GROUP, INC.

/s/ Archie M. Brown
Archie M. Brown
Chief Executive Officer and President